POWER OF ATTORNEY


              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY

                                AND THE FORM 10-K




Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Northbrook Life Insurance Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ TIMOTHY N. VANDER PAS
----------------------------
Timothy N. Vander Pas
Director

                                POWER OF ATTORNEY


              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY

                                AND THE FORM 10-K




Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Northbrook Life Insurance Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ CASEY J. SYLLA
----------------------------
Casey J. Sylla
Director

                                POWER OF ATTORNEY


              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY

                                AND THE FORM 10-K




Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Northbrook Life Insurance Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ KEVIN R. SLAWIN
----------------------------
Kevin R. Slawin
Director

                                POWER OF ATTORNEY


              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY

                                AND THE FORM 10-K




Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Northbrook Life Insurance Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ JOHN R. HUNTER
----------------------------
John R. Hunter
Director

                                POWER OF ATTORNEY


              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY

                                AND THE FORM 10-K




Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Northbrook Life Insurance Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ SARAH R. DONAHUE
----------------------------
Sarah R. Donahue
Director